THIRD AMENDMENT TO THE
MASTER TRANSACTION AGREEMENT

  THIS THIRD AMENDMENT (“Amendment”), is made by and among BASIC HEALTH CARE NETWORKS OF TEXAS, L.P., a Texas limited partnership (the “Company”) on the one hand and 303 MEDICAL CLINIC, P.A. , a Texas professional association, BRUCE E. WARDLE’, D.O., P.A., a Texas professional association, IBERIA MEDICAL CLINIC, P.A., a Texas professional association, KINGSLEY MEDICAL CLINIC, P.A., a Texas professional association, LAKE JUNE MEDICAL CENTER, P.A., a Texas professional association, NORTHSIDE MEDICAL CLINIC, P.A., a Texas professional association, O’CONNOR MEDICAL CENTER, P.A., a Texas professional association, RED BIRD URGENT CARE CLINIC, P.A., a Texas professional association (collectively, the “Clinics”) and Bruce E. Wardlay, D.O. (“Physician”) is an amendment to that certain Master Transaction Agreement, dated December 12, 2005, by and among the Company, the Clinics and the Physician (the “Agreement”). The Company, the Clinics and the Physician may hereinafter be referred to individually as a "Party" and collectively as the "Parties." This Amendment is effective as of August 7, 2006.

1. The Parties mutually agree that Section 2.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

“2.2 Closing. The Closing shall take place on or before (a) December 31, 2006, provided that the conditions in Article 7 are satisfied, or (b) on a date mutually agreed by the parties. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.” At the Closing, each of the Clinics and the Company shall execute and deliver an executed Asset Purchase Agreement in the form attached as Exhibit A hereto with respect to each such Clinic, including each of the closing deliverables set forth in such Asset Purchase Agreement.”

2. The Parties also mutually agree that Section 9.4 of the Agreement is hereby amended and restated to read in its entirety as follows:

“9.4 Termination Date. Unless terminated by mutual agreement of the parties prior to Closing, this Master Transaction Agreement shall terminate upon the first to occur of the following events: (a) at the discretion of the Physician if no registration statement shall have been filed by the Company with the SEC with respect to the initial public offering of the Company on or before March 15, 2006, (b) a date mutually agreed in writing by the Company and the Physician on which this Agreement shall terminate, (c) thirty (30) days after delivery of notice by a non-breaching party to the other party or parties of a material breach by such party or parties, provided that such material breach has not been cured (“Termination Date”). If Closing fails to occur as a result of the breach of this Master Transaction Agreement by the Company on the one hand, or any of the Physician Parties, on the other, this Master Transaction Agreement may be extended for a reasonable time to facilitate Closing at the election of the non-breaching party. In the event of termination of this Master Transaction Agreement pursuant to the provisions of this Section, a party that is not in material breach of this Master Transaction Agreement shall stand fully released and discharged with respect to any and all obligations under this agreement. In the event that the Conditions Precedent to Closing are not satisfied because of the breach of any representation, warranty or covenant of any party hereto, each party shall be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available hereunder or at law or in equity.”

3. BCNI agrees that in the event no closing takes place by December 31, 2006 it will provide Dr. Wardlay with all audit information on his clinics to use as he sees fit.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the manner legally binding upon them as of the date first above written.

COMPANY:
BASIC HEALTH CARE NETWORKS
OF TEXAS, L.P.
a Texas limited partnership

By: Basic Health Care Networks of Texas I, LLC, a Delaware limited liability company, General Partner

By: /s/ Robert S. Goldsamt
Robert S. Goldsamt
Chief Executive Officer

PHYSICIAN:

/s/ Dr. Bruce Wardlay
Dr. Bruce Wardlay, an individual

CLINICS:
303 MEDICAL CLINIC, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

BRUCE WARDLE’, D.O., P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

IBERIA MEDICAL CLINIC, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

KINGSLEY MEDICAL CLINIC, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

LAKE JUNE MEDICAL CENTER, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

NORTHSIDE MEDICAL CLINIC, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

O’CONNOR MEDICAL CENTER, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President

RED BIRD URGENT CARE CLINIC, P.A.

/s/ Dr. Bruce Wardlay
                                                     Dr. Bruce Wardlay
President